UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             July 23, 2002
                                                           ---------------------


                              MATLACK SYSTEMS, INC.
                   (Debtor-In-Possession as of March 29, 2001)
             (Exact name of registrant as specified in its charter)

           Delaware                      1-10105              51-0310173
--------------------------------------------------------------------------------
(State or Other Jurisdiction of        (Commission         (I.R.S. Employer
Incorporation or Organization)        File Number)      Identification Number)

 One Rollins Plaza, Wilmington, Delaware                       19803
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:               (302) 426-2700
                                                               -----------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

          Matlack Systems, Inc., a Delaware corporation (the "Company"), is filing herewith the Monthly Operating Report for the period from May 1, 2002 to May 31, 2002 and the Monthly Operating Report for the period from June 1, 2002 to June 30, 2002, which the Company has filed with the United States Bankruptcy Court for the District of Delaware, in connection with the ongoing proceeding under Chapter 11 of the United States Bankruptcy Code involving the Company and all of its wholly owned subsidiaries, Case No. 01-1114 (MFW).

Item 7.   Financial Statements, Pro Forma Financial Information, and Exhibits.

          (c)       Exhibits:

                    99(o) Monthly Operating Report for the period from May 1, 2002 to May 31 30, 2002.

                    99(p) Monthly Operating Report for the period from June 1, 2002 to June 30, 2002.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MATLACK SYSTEMS, INC.


Dated:   July 31, 2002                       By: /s/ Stephen E. Judge
                                                 -------------------------------
                                                 Stephen E. Judge
                                                 Chief Reorganization Officer

                                  EXHIBIT INDEX

Exhibit No.                           Description
-----------                           -----------
99(o)     Monthly  Operating  Report for the period  from May 1, 2002 to May 31,
          2002.

99(p)     Monthly  Operating Report for the period from June 1, 2002 to June 30,
          2002.

Exhibit 99(o)
                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                  Reporting Period:  May 1, 2002 to May 31, 2002


                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month


                                                                                              Document      Explanation
 REQUIRED DOCUMENTS                                                    Form No.               Attached      Attached
 ------------------                                                    --------               --------      --------
 Schedule of Cash Receipts and Disbursements                           MOR-1                  Yes
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)          Yes           Note 1
   Copies of bank statements                                                                  No
   Cash disbursements journals                                                                No
 Statement of Operations                                               MOR-2                  Yes
 Balance Sheet                                                         MOR-3                  Yes
 Status of Postpetition Taxes                                          MOR-4                  Yes
   Copies of IRS Form 6123 or payment receipt                                                 No            N/A
   Copies of tax returns filed during reporting period                                        No            Note 2
 Summary of Unpaid Postpetition Debts                                  MOR-4                  Yes
   Listing of aged accounts payable                                                           N/A           Note 3
 Accounts Receivable Reconciliation and Aging                          MOR-5                  Yes
 Debtor Questionnaire                                                  MOR-5                  Yes


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.




---------------------------------------         ----------------------
Signature of Debtor                             Date



---------------------------------------         ----------------------
Signature of Joint Debtor                       Date


/s/ Stephen E. Judge                            July 17, 2002
---------------------------------------         ----------------------
Signature of Authorized Individual*             Date



Stephen E. Judge                                Chief Reorganization Officer
---------------------------------------         --------------------------------
Printed Name of Authorized Individual           Title of Authorized Individual




Note 1: Detailed bank reconciliations available upon request.
Note 2: Tax returns relating to the Post-Petition available upon request.
Note 3: Debtor no longer has Accounts Receivable outstanding.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                  Reporting Period:  May 1, 2002 to May 31, 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                             BANK ACCOUNTS                For the Current Period
                                                                     From May 1, 2002 to May 31, 2002       Cumulative Since Filing
                                       OPERATING     PAYROLL & TAX      Actual        Projected            Actual      Projected
                                           (Note 1)
Cash Receipts
    Collection of Accounts
Receivable                             $       -                        $      -      $       -         $ 55,762,668  $ 56,532,000
    Other                                   46,964                          46,964            -            7,494,527     4,635,916
                                     -------------- ---------------  -------------- ---------------     ------------- -------------
    Total Cash Receipts                     46,964                          46,964              0         63,257,195    61,167,916
                                     -------------- ---------------  -------------- ---------------     ------------- -------------
Cash Disbursements
    Total Payroll                             -            36,746           36,746         40,000         22,266,505    22,524,583
    Leased Operators                          -                               -                            4,861,230     4,890,000
    Operating Expenses
        Fuel                                   -                               -             -             4,238,356     5,037,000
        Occupancy costs                     10,706                          10,706         15,000          2,162,457     2,770,600
        Equipment Costs                     18,197                          18,197          5,000          2,160,958     2,766,800
        Insurance                           53,988                          53,988         40,000          6,096,824     7,033,800
        Other Operating Expenses             8,534                           8,534         10,000          8,495,484    10,815,998
                                     -------------- ---------------  -------------- ---------------     ------------- -------------
    Total Operating Expenses                91,425                          91,425         70,000         23,154,079    28,424,198
    Deposits with Key Vendors                 -                               -              -                41,148       150,000
    CAPEX - Equipment Refurbishment           -                               -              -                13,050       399,200
    Deferred Rental and Leasing             34,000                          34,000           -                97,789     1,448,000
Costs
    Restructuring Costs                     23,931            -             23,931         25,000          7,087,774     9,667,097
    Remittance of Equipment Sales                                                                          6,512,766          -
    Proceeds to Secured Lender            (150,000)                       (150,000)
  Inter - Account Transfer                  36,746        (36,746)                                              -
                                     -------------- ---------------  -------------- ---------------     ------------- -------------
    Total Disbursements                     36,102           -              36,102        135,000         64,034,341    67,503,078
                                     -------------- ---------------  -------------- ---------------     ------------- -------------
Net Cash Flow/Requirements                  10,862           -              10,862       (135,000)          (777,146)   (6,335,162)
    Opening Cash                           127,674                         127,674     (4,883,162)           915,682     1,317,000
                                     -------------- ---------------  -------------- ---------------     ------------- -------------
   Closing Cash                      $     138,536                   $     138,536  $  (5,018,162)      $    138,536  $ (5,018,162)
                                     ============== ===============  ============== ===============     ============= =============

                     THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)
                                                                         Q1 2001        Q2 2001            Q3 2001          Q4 2001
                                                                         -------        -------            -------          -------
TOTAL DISBURSEMENTS                                                    $ 150,000    $ 31,512,851         $ 22,023,905   $ 6,840,682
    LESS:         TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                   0               0                    0
    PLUS:         ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
      (i.e. from escrow accounts)                                              0               0                    0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES        $ 150,000    $ 31,512,851         $ 22,023,905   $  6,840,682
                                                                      ==========    ============         ============   ============

                                                                         Q1 2002         Q2 2002
                                                                         -------         -------
TOTAL DISBURSEMENTS                                                  $ 3,430,322  $       76,581
    LESS:         TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                   0               0
    PLUS:         ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
      (i.e. from escrow accounts)                                              0               0
                                                                     ---------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES      $ 3,430,322  $       76,581
                                                                     ===========================

Note 1: The Operating Account represents the aggregate of the Company's operating accounts including $US & $Cnd Disbursement and Lockbox accounts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                   Reporting Period: May 1, 2002 to May 31, 2002

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
   A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.


                                                                       Expressed in
                                                                           USD
                                                                       Converted @
                                                                         1:1.1.51
                  ------------------------------------------------------------------------------------------------------
                        1            3           4           Dec            6             9          12
                    Operating                Operating                  Operating        Tax     Matlack
                     (Mellon     Operating     (First     Operating    Bank of Nova  Prefunding     Inc.
                    Lockbox)    (Mellon DE)    Union)       Mellon        Scotia       Mellon     Working
                    #145-2480   #8016-376-9 #200003263225  #0090907     #00820-15     #021-8181    Funds
                     Note 1       Note 3       Note 4    3  Note 5        Note 6       Note 9     Note 10   Grand Total
                  ------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS $   168,668     $  3,795         $ 0    ($ 58,253)     $  5,848          $ 0       $ 300  $   120,358
------------------------------------------------------------------------------------------------------------------------
 BANK BALANCE     $   168,668     $  3,795         $ 0          $ 0       $ 5,848          $ 0          $0  $   178,311
 (+) DEPOSITS IN          $ 0          $ 0         $ 0          $ 0           $ 0                                 $ 0
 TRANSIT
 (-) OUTSTANDING    ($ 39,775)         $ 0         $ 0          $ 0           $ 0          $ 0              ($ 39,775)
 CHECKS
 OTHER                    $ 0          $ 0         $ 0          $ 0           $ 0                                 $ 0
                  ------------------------------------------------------------------------------------------------------
 ADJUSTED BANK    $   128,893     $  3,795         $ 0          $ 0      $  5,848          $ 0         $ 0  $   138,536
 BALANCE*
                  ------------------------------------------------------------------------------------------------------
* Adjusted bank                                                                                              (NOTE 11)
  balance must
  equal balance
  per books (see
  Note 11)
 DEPOSITS IN             None         None         None         None          None         None        None
 TRANSIT
 CHECKS                   Yes         None         None         None          None         None        None
 OUTSTANDING

 OTHER


Note 1: This account is used primarily for collection of cash receipts on trade receivables, to wire funds to trade suppliers and to fund the payroll accounts, as well as to receive wire transfers of funds from outside parties.
Note 3:   This account is used for cash receipts unrelated to trade receivables.
Note 4:   This account is not active.
Note 5: This account is used for disbursements to pay trade payables by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 6: This account is used for $Cnd disbursements to pay trade payables and salaries by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 9: These accounts are funded by the Mellon lockbox account to pay various taxes.
Note 10: This represents the aggregate of the terminal working fund accounts, the funding of which are reflected as disbursements in the Schedule of Cash Receipts & Disbursements.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                  Reporting Period:  May 1, 2002 to May 31, 2002


                             STATEMENT OF OPERATIONS

                               (Income Statement)


The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                    Current                 Cumulative
                                                                     Month                Filing to Date
       REVENUES
       Revenue (Net)                                                     $  4,300               $ 40,045,221
                                                           -------------------------- ------------------------
       OPERATING EXPENSES
           Owned Compensation                                                   0                  9,795,625
           Leased Operator Compensation                                    16,959                  5,017,266
           Fuel Expense                                                         0                  3,002,342
           Misc. Direct Costs                                                   0                  5,503,885
           Cleaning Expenses                                                8,552                  4,152,683
           Mechanics Compensation                                               0                  1,266,834
           Misc. Maintenance Expense                                            0                  2,189,685
           Equipment Costs                                                      0                  7,808,778
           Terminal Expenses                                               26,532                  9,373,243
                                                           -------------------------- ------------------------
                TOTAL OPERATING EXPENSES                                   52,043                 48,110,341
                                                           -------------------------- ------------------------
       GROSS PROFIT / (LOSS)                                              (47,743)                (8,065,120)
                                                           -------------------------- ------------------------
       G&A EXPENSES                                                        57,844                 14,138,377
                                                           -------------------------- ------------------------
       OPERATING PROFIT / (LOSS)                                         (105,587)               (22,203,497)

       OTHER INCOME / EXPENSE
           Gain/Loss on Sale of Equipment                                 (43,453)                13,424,640
           Other Income/Deductions                                              0                    528,580
                                                           -------------------------- ------------------------
                TOTAL OTHER INCOME/EXPENSES                               (43,453)                13,953,220
                                                           -------------------------- ------------------------
       PROFIT / (LOSS)                                                    (62,134)             ($ 36,156,717)
                                                           -------------------------- ------------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                  Reporting Period:  May 1, 2002 to May 31, 2002


                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date
-----------------------------                                              -----              --------------

Revenue
   Owned Linehaul Revenue                                                            0               20,035,706
   Owned Accessorial Revenue                                                         0                4,477,068
   Leased Linehaul Revenue                                                           0                6,865,934
   Leased Accessorial Revenue                                                        0                  774,372
   Cleaning Revenue                                                                  0                4,970,227
   Other Operating Revenue                                                       4,300                1,611,730
   X-Rail Revenue                                                                    0                  986,185
   Maintenance Revenue                                                               0                  323,999
                                                                  ------------------------ ----------------------
                                                                                 4,300               40,045,921
                                                                  ------------------------ ----------------------
Owned Compensation
   Driver Pay Hourly                                                                 0                3,091,600
   Driver Overtime Pay                                                               0                   34,120
   Contractual Pay Mile                                                              0                3,554,726
   Fringe Benefits                                                                   0                3,115,179
                                                                  ------------------------ ----------------------
                                                                                     0                9,795,625
                                                                  ------------------------ ----------------------
Leased Operator Comp
   Leased Operator Comp                                                              0                4,948,634
   Purchased Transportation                                                     16,959                   68,632
                                                                  ------------------------ ----------------------
                                                                                16,959                5,017,266
                                                                  ------------------------ ----------------------
Fuel Expense
   Fuel Terminal                                                                     0                1,150,105
   Fuel Outside                                                                      0                1,820,865
   Fuel Taxes                                                                        0                    3,904
   Oil and Oil Tax                                                                   0                   27,468
                                                                  ------------------------ ----------------------
                                                                                     0                3,002,342
                                                                  ------------------------ ----------------------
Misc Direct Costs
   Utility Pay Hourly                                                                0                  203,219
   Utility Fringe Benefits                                                           0                    7,902
   Tire                                                                              0                2,202,439
   Hose                                                                              0                  151,023
   Meals                                                                             0                  218,725
   Lay Over                                                                          0                  611,616
   Tolls                                                                             0                  165,110
   Fines                                                                             0                   14,452
   Mileage Taxes                                                                     0                  112,494
   Insurance                                                                         0                1,816,905
                                                                  ------------------------ ----------------------
                                                                                     0                5,503,885
                                                                  ------------------------ ----------------------
Cleaning Expenses
   Cleaners Pay                                                                      0                1,040,407
   Overtime Pay                                                                      0                   42,431
   Fringe Benefits                                                                   0                  690,965
   Cleaning Supplies                                                                 0                  476,089
   Waste Treatment                                                                   0                1,039,350
   Outside Contractors                                                               0                  727,517
   Net Cleaning Interbranch                                                          0                   (1,285)
   Environmental                                                                 8,552                  137,209
                                                                  ------------------------ ----------------------
                                                                                 8,552                4,152,683
                                                                  ------------------------ ----------------------
Mechanics Compensation
   Mechanics Pay                                                                     0                  772,715
   Overtime Pay                                                                      0                   53,916
   Fringe Benefits                                                                   0                  440,203
   Net Mechanics Interbranch                                                         0                        0
                                                                  ------------------------ ----------------------
                                                                                     0                1,266,834
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                  Reporting Period:  May 1, 2002 to May 31, 2002

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date

Misc Maintenance Expense
   Parts Expense                                                                     0                1,213,644
   Outside Repairs                                                                   0                  752,782
   Tire Repair                                                                       0                   89,458
   Shop Expense                                                                      0                  133,801
                                                                  ------------------------ ----------------------
                                                                                     0                2,189,685
                                                                  ------------------------ ----------------------
Equipment Costs
   Tractor Depreciation                                                              0                   59,706
   Tractor Rent                                                                      0                2,541,450
   Trailer Depreciation                                                              0                1,044,877
   Trailer Rent                                                                      0                  102,087
   License                                                                           0                  952,435
   Permit                                                                            0                   96,312
   Interest                                                                          0                3,011,911
                                                                  ------------------------ ----------------------
                                                                                     0                7,808,778
                                                                  ------------------------ ----------------------
Terminal Expenses
   Terminal Salary & Fringe                                                          0                3,695,416
   Utilities                                                                       227                  975,838
   Communication Equipment                                                           0                  102,886
   Communication Usage                                                              22                  715,209
   Facility Maintenance                                                              0                  290,991
   Facility Occupancy                                                            6,871                1,483,521
   Transportation General                                                       19,412                2,109,382
                                                                  ------------------------ ----------------------
                                                                                26,532                9,373,243
                                                                  ------------------------ ----------------------
G&A Expenses
   Salaries Expense                                                             27,232                6,009,356
   Fringe Benefits                                                                   0                  (79,434)
   Communications Basic                                                             66                   75,088
   Communication Services                                                            0                    7,732
   Facilities - Rents                                                            2,656                  320,406
   General Office Supplies                                                          45                   43,882
   IBM Supplies                                                                      0                    4,147
   Conventions & Seminars                                                            0                   14,322
   Postage                                                                           0                   81,962
   Travel & Other                                                                  814                  185,458
   Outside Services                                                             23,249                4,877,592
   Computer Software                                                                 0                   36,225
   General & Admin                                                                   0                  199,933
   Marketing Promotions                                                              0                    7,010
   Legal                                                                         2,279                  325,683
   Insurance                                                                         0                  288,363
   Dues & Contributions                                                              0                      361
   Depreciation                                                                      0                  118,339
   Depreciation - Leasehold                                                          0                   40,740
   Computer Equipment Rent                                                       1,503                  361,121
   Other Expense/Terminal Exp.                                                       0                1,220,091
                                                                  ------------------------ ----------------------
                                                                                57,844               14,138,377
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                  Reporting Period:  May 1, 2002 to May 31, 2002

                                  BALANCE SHEET

          The  Balance  Sheet  is to be  completed  on an  accrual  basis  only.
Pre-petition   liabilities  must  be  classified  separately  from  postpetition obligations.

                                                           BOOK VALUE AT END OF               BOOK VALUE ON
ASSETS                                                   CURRENT REPORTING MONTH              PETITION DATE

CURRENT ASSETS
   Cash                                                           $     120,358                      $    389,571
   Restricted Cash                                                            0
   Accounts Receivable (Net)                                              4,000                        18,045,306
   Inventories                                                                0                         3,639,142
   Prepaid Expenses                                                     390,000                         2,108,548
                                                     --------------------------------- -----------------------------
         TOTAL CURRENT ASSETS                                           514,358                        24,182,567
                                                     --------------------------------- -----------------------------
PROPERTY AND EQUIPMENT
   Revenue Equipment - Cost                                                   0                        98,199,269
   Less:  Accumulated Depreciation (Revenue)                                  0                       (75,767,277)
   Other Property & Equipment - Cost                                  2,322,465                        72,633,319
   Less:  Accumulated Depreciation (Other)                           (1,330,730)                      (41,326,073)
                                                     --------------------------------- -----------------------------
         TOTAL PROPERTY & EQUIPMENT                                     991,735                        53,739,238
                                                     --------------------------------- -----------------------------
OTHER ASSETS
   Goodwill                                                                   0                           744,016
   Other Assets                                                         400,000                           937,839
                                                     --------------------------------- -----------------------------
         TOTAL OTHER ASSETS                                             400,000                         1,681,855
                                                     --------------------------------- -----------------------------
TOTAL ASSETS                                                       $  1,906,093                     $  79,603,660
                                                     --------------------------------- -----------------------------


                                                           BOOK VALUE AT END OF               BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                             CURRENT REPORTING MONTH              PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE
(Postpetition)
   Accounts Payable                                                   1,258,181
   Accrued Wages & Benefits                                             363,829
   Accrued Interest                                                   3,011,910
   Accrued Professional Fees (Note 1)                                   323,256
   Accrued Taxes (refer to FORM MOR-4)                                  214,370
   Accrued Insurance, Environmental & Other                            (937,382)
   Amounts Due to Insiders (Note 1)
                                                     --------------------------------- -----------------------------
         TOTAL POSTPETITION LIABILITIES                               4,234,164                                 0
                                                     --------------------------------- -----------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
   Secured Debt                                                      46,234,256                        46,234,256
   Remittance of Sale Proceeds to Secured Lenders                   (37,744,952)
   Priority Debt                                                      2,272,119                         9,330,355
   Unsecured Debt                                                    32,153,819                        33,125,644
                                                     --------------------------------- -----------------------------
         TOTAL PRE-PETITION LIABILITIES                              42,915,241                        88,690,255
                                                     --------------------------------- -----------------------------
   TOTAL LIABILITIES                                                 47,149,405                        88,690,255
                                                     --------------------------------- -----------------------------
OWNER EQUITY
   Capital Stock                                                      8,814,434                         8,814,434
   Capital Surplus                                                   10,619,341                        10,619,341
   Retained Earnings - Pre-Petition                                 (28,520,370)                      (28,520,370)
   Retained Earnings - Post-Petition                                (36,156,717)
   Post-Petition Contributions (Distributions) (Draws)
(attach schedule)
                                                     -------------------------------- ------------------------------
   NET OWNER EQUITY                                                 (45,243,312)                       (9,086,595)
                                                     -------------------------------- ------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                 $1,906,093                       $79,603,660
                                                     -------------------------------- ------------------------------

Note 1: Amounts due to insiders are included in Accounts Payables and Accrued Wages.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                  Reporting Period:  May 1, 2002 to May 31, 2002



                          STATUS OF POSTPETITION TAXES


          The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                         Beginning     Amount                                               Ending
                                            Tax       Withheld      Amount        Date       Check No.        Tax
                                         Liability   or Accrued      Paid         Paid         or EFT      Liability
                                         ---------   ----------      ----         ----         ------      ---------
Federal
Withholding                                     0        4,160        4,160      Various        EFT               0
FICA - Employee                                 0        1,441        1,441      Various        EFT               0
FICA - Employer                                 0        1,441        1,441      Various        EFT               0
Unemployment                                    0            0            0                                       0
Other                                           0            0            0                                       0
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total Federal Taxes                     1,177        7,042        7,042                                       0
                                        ------------ ------------ ------------ ------------ ------------- ------------
State and Local
Withholding                                 1,486        1,153            0                                   2,639
Sales                                      72,596            0            0                                  72,596
Income                                          0            0            0                                       0
Unemployment                                    0            0            0                                       0
Real & Personal Property                  125,195            0            0                                 125,195
Other                                     390,771            0            0                                 390,771
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total State and Local                 611,074        1,153            0                                 591,201
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Taxes                               611,821        8,195        7,042                                 591,201
                                        ------------ ------------ ------------ ------------ ------------- ------------


                      SUMMARY OF UNPAID POSTPETITION DEBITS

Attach aged listing of accounts payable.

                                                                   Number of Days Past Due
                                          Current       0-30         31-60        61-90       Over 90        Total
                                          -------       ----         -----        -----       -------        -----
Accounts Payable                                     1,258,181            0                               1,258,181
Accrued Wages & Benefits                               363,829                                              363,829
Accrued Interest                                     3,011,910                                            3,011,910
Accrued Professional Fees                              323,256                                              323,256
Accrued Taxes (refer to FORM MOR-4)                    214,370                                              214,370
Accrued Insurance, Environmental &                    (937,382)                                            (937,382)
Other
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Post-Petition Debts                            4,234,164            0            0            0     4,234,164
                                        ------------ ------------ ------------ ------------ ------------- ------------


Explain how and when the Debtor intends to pay any past-due post-petition debts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                  Reporting Period:  May 1, 2002 to May 31, 2002

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

 Accounts Receivable Reconciliation                                                    Amount
 ----------------------------------                                                    ------
 Total Accounts Receivable at the beginning of the reporting period                 $          0
 + Amounts billed during the period                                                        4,000     (Note 1)
 - Amounts collected during the period                                                         0
 - Bad Debt and other write-offs                                                               0
 + Change in Reserve                                                                           0
 - Other during the period                                                                     0
                                                                                    ------------
 Total Accounts Receivable at the end of the reporting period                       $      4,000
                                                                                    ============

 Accounts Receivable Aging                                                          Amount
 0 - 30 days old                                                                           4,000
 31 - 60 days old                                                                              0
 61 - 90 days old                                                                              0
 91 + days old                                                                                 0
                                                                                    ------------
                                                                                           4,000
 Foreign exchange, Revenue Recognition, Sales Accrual Adjustments &
 Write-offs                                                                                    0
 Amount considered uncollectible (Bad Debt)                                                    0
                                                                                    ------------
 Accounts Receivable (Net)                                                          $      4,000
                                                                                    ============

                              DEBTOR QUESTIONNAIRE

 Must be completed each month                                                Yes               No
 ----------------------------                                                ---               --
 1.   Have any assets been sold or transferred outside the normal course                        X
      of business this reporting period?  If yes, provide an explanation below.
 2    Have any funds been disbursed from any account other than a debtor                        X
      in possession account this reporting period?  If yes, provide an explanation below.
 3.   Have all postpetition tax returns been timely filed?  If no,             X
      provide an explanation below.
 4.   Are workers compensation, general liability and other necessary          X
      insurance coverages in effect?  If no, provide an explanation below.

Exhibit 99(p)
                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  June 1, 2002 to June 30, 2002


                            MONTHLY OPERATING REPORT
                     File with Court and submit copy to United States Trustee within 20 days after end of month


                                                                                              Document      Explanation
 REQUIRED DOCUMENTS                                                    Form No.               Attached      Attached
 Schedule of Cash Receipts and Disbursements                           MOR-1                  Yes
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)          Yes           Note 1
   Copies of bank statements                                                                  No
   Cash disbursements journals                                                                No
 Statement of Operations                                               MOR-2                  Yes
 Balance Sheet                                                         MOR-3                  Yes
 Status of Postpetition Taxes                                          MOR-4                  Yes
   Copies of IRS Form 6123 or payment receipt                                                 No            N/A
   Copies of tax returns filed during reporting period                                        No            Note 2
 Summary of Unpaid Postpetition Debts                                  MOR-4                  Yes
   Listing of aged accounts payable                                                           N/A           Note 3
 Accounts Receivable Reconciliation and Aging                          MOR-5                  Yes
 Debtor Questionnaire                                                  MOR-5                  Yes


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.





--------------------------------------          ----------------------
Signature of Debtor                             Date



--------------------------------------          ----------------------
Signature of Joint Debtor                       Date


/s/ Stephen E. Judge                            July 19, 2002
--------------------------------------          ----------------------
Signature of Authorized Individual*             Date



Stephen E. Judge                                Chief Reorganization Officer
--------------------------------------          --------------------------------
Printed Name of Authorized Individual           Title of Authorized Individual




Note 1:   Detailed bank reconciliations available upon request.
Note 2:   Tax returns relating to the Post-Petition available upon request.
Note 3:   Debtor no longer has Accounts Receivable outstanding.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  June 1, 2002 to June 30, 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                             BANK ACCOUNTS               For the Current Period
                                                                    From June 1, 2002 to June 30, 2002    Cumulative Since Filing
                                       OPERATING     PAYROLL & TAX     Actual        Projected            Actual      Projected
                                       ---------     -------------     ------        ---------            ------      ---------
                                           (Note 1)
Cash Receipts
    Collection of Accounts           $       4,000                   $      4,000  $                   $             $
Receivable                                                                                   -           55,766,668    56,532,000
    Other                                    3,394                          3,394            -            7,497,921     4,635,916
                                     -------------- --------------- -------------- ---------------     ------------- -------------
    Total Cash Receipts                      7,394                          7,394              0         63,264,589    61,167,916
                                     -------------- --------------- -------------- ---------------     ------------- -------------
Cash Disbursements
    Total Payroll                             -            33,465          33,465         35,000         22,299,970    22,559,583
    Leased Operators                          -                              -                            4,861,230     4,890,000
    Operating Expenses
        Fuel                                   -                              -             -             4,238,356     5,037,000
        Occupancy costs                      1,053                          1,053         10,000          2,163,510     2,780,600
        Equipment Costs                       -                              -             5,000          2,160,958     2,771,800
        Insurance                            3,189                          3,189         20,000          6,100,013     7,053,800
        Other Operating Expenses            42,836                         42,836         35,000          8,538,320    10,850,998
                                     -------------- --------------- -------------- ---------------     ------------- -------------
    Total Operating Expenses                47,078                         47,078         70,000         23,201,157    28,494,198

    Deposits with Key Vendors                 -                              -              -                41,148       150,000
    CAPEX - Equipment Refurbishment           -                              -              -                13,050       399,200
    Deferred Rental and Leasing               -                              -              -                97,789     1,448,000
Costs
    Restructuring Costs                      9,009            -             9,009         25,000          7,096,783     9,692,097
    Remittance of Equipment Sales                                                                         6,512,766          -
    Proceeds to Secured Lender                -                              -
  Inter - Account Transfer                  33,465        (33,465)                                             -
                                     -------------- --------------- -------------- ---------------     ------------- -------------
    Total Disbursements                     89,552           -             89,552        130,000         64,123,893    67,633,078
                                     -------------- --------------- -------------- ---------------     ------------- -------------
Net Cash Flow/Requirements                 (82,158)          -            (82,158)      (130,000)          (859,304)   (6,465,162)
    Opening Cash                           138,536                        138,536     (5,018,162)           915,682     1,317,000
                                     -------------- --------------- -------------- ---------------     ------------- -------------
   Closing Cash                      $      56,378                  $      56,378  $  (5,148,162)      $     56,378  $ (5,148,162)
                                     ============== =============== ============== ===============     ============= =============

                     THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)
                                                                           Q1 2001         Q2 2001          Q3 2001         Q4 2001
                                                                           -------         -------          -------         -------
TOTAL DISBURSEMENTS                                                      $ 150,000    $ 31,512,851     $ 22,023,905     $ 6,840,682
    LESS:         TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                     0               0                0
    PLUS:         ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
      (i.e. from escrow accounts)                                                0               0                0
----------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES          $ 150,000    $ 31,512,851     $ 22,023,905     $ 6,840,682
                                                                         =========    ============     ============     ===========

                                                                           Q1 2002                     Q2 2002
                                                                           -------                     -------
TOTAL DISBURSEMENTS                                                    $ 3,430,322              $      166,133
    LESS:         TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                     0                           0
    PLUS:         ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
      (i.e. from escrow accounts)                                                0                           0
                                                                       ---------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES        $ 3,430,322              $      166,133
                                                                       =======================================

Note 1: The Operating Account represents the aggregate of the Company's operating accounts including $US & $Cnd Disbursement and Lockbox accounts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  June 1, 2002 to June 30, 2002

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
  A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.


                                                                       Expressed in
                                                                           USD
                                                                       Converted @
                                                                         1:1.1.51
                  ------------------------------------------------------------------------------------------------------
                        1            3           4           Dec            6             9          12
                    Operating                Operating                  Operating        Tax     Matlack
                     (Mellon     Operating     (First     Operating    Bank of Nova  Prefunding     Inc.
                    Lockbox)    (Mellon DE)    Union)       Mellon        Scotia       Mellon     Working
                    #145-2480   #8016-376-9 #200003263225  #0090907     #00820-15     #021-8181    Funds
                     Note 1       Note 3       Note 4    3  Note 5        Note 6       Note 9     Note 10   Grand Total
                  ------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS $    67,548     $  2,001         $ 0    ($ 25,941)     $      0          $ 0       $ 300  $    43,908
------------------------------------------------------------------------------------------------------------------------

 BANK BALANCE     $    67,548     $  2,001         $ 0          $ 0           $ 0          $ 0          $0  $   69,549
 (+) DEPOSITS IN          $ 0          $ 0         $ 0          $ 0           $ 0                                 $ 0
 TRANSIT
 (-) OUTSTANDING    ($ 13,171)         $ 0         $ 0          $ 0           $ 0          $ 0              ($ 13,171)
 CHECKS
 OTHER                    $ 0          $ 0         $ 0          $ 0           $ 0                                 $ 0
                  ------------------------------------------------------------------------------------------------------
 ADJUSTED BANK    $    54,377     $  2,001         $ 0          $ 0          $  0          $ 0         $ 0  $    56,378
 BALANCE*
                  ------------------------------------------------------------------------------------------------------
* Adjusted bank                                                                                              (NOTE 11)
  balance must
  equal balance
  per books (see
  Note 11)
 DEPOSITS IN            None         None         None         None          None         None        None
 TRANSIT
 CHECKS                  Yes         None         None         None          None         None        None
 OUTSTANDING

 OTHER

Note 1: This account is used primarily for collection of cash receipts on trade receivables, to wire funds to trade suppliers and to fund the payroll accounts, as well as to receive wire transfers of funds from outside parties.
Note 3:   This account is used for cash receipts unrelated to trade receivables.
Note 4:   This account is not active.
Note 5: This account is used for disbursements to pay trade payables by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 6: This account is used for $Cnd disbursements to pay trade payables and salaries by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 9: These accounts are funded by the Mellon lockbox account to pay various taxes.
Note 10: This represents the aggregate of the terminal working fund accounts, the funding of which are reflected as disbursements in the Schedule of Cash Receipts & Disbursements.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  June 1, 2002 to June 30, 2002


                             STATEMENT OF OPERATIONS

                               (Income Statement)


The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                    Current                 Cumulative
                                                                     Month                Filing to Date
                                                                     -----                --------------
       REVENUES
       Revenue (Net)                                                     $  4,000               $ 40,049,221
                                                           -------------------------- ------------------------
       OPERATING EXPENSES
           Owned Compensation                                                   0                  9,795,625
           Leased Operator Compensation                                         0                  5,017,266
           Fuel Expense                                                         0                  3,002,342
           Misc. Direct Costs                                                   0                  5,503,885
           Cleaning Expenses                                            2,020,238                  6,172,921
           Mechanics Compensation                                               0                  1,266,834
           Misc. Maintenance Expense                                            0                  2,189,685
           Equipment Costs                                                      0                  7,808,778
           Terminal Expenses                                               13,394                  9,386,637
                                                           -------------------------- ------------------------
                TOTAL OPERATING EXPENSES                                2,033,632                 50,143,973
                                                           -------------------------- ------------------------
       GROSS PROFIT / (LOSS)                                           (2,029,632)               (10,094,752)
                                                           -------------------------- ------------------------
       G&A EXPENSES                                                       196,998                 14,335,375
                                                           -------------------------- ------------------------
       OPERATING PROFIT / (LOSS)                                       (2,226,630)               (24,430,127)

       OTHER INCOME / EXPENSE
           Gain/Loss on Sale of Equipment                                 308,820                 13,733,460
           Other Income/Deductions                                        400,000                    928,580
                                                           -------------------------- ------------------------
                TOTAL OTHER INCOME/EXPENSES                               708,820                 14,662,040
                                                           -------------------------- ------------------------
       PROFIT / (LOSS)                                               ($ 2,935,450)             ($ 39,092,167)
                                                           -------------------------- ------------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  June 1, 2002 to June 30, 2002


                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                        Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                                      Month              Filing to Date
-----------------------------                                                      -----              --------------
Revenue
   Owned Linehaul Revenue                                                            0               20,035,706
   Owned Accessorial Revenue                                                         0                4,477,068
   Leased Linehaul Revenue                                                           0                6,865,934
   Leased Accessorial Revenue                                                        0                  774,372
   Cleaning Revenue                                                                  0                4,970,227
   Other Operating Revenue                                                       4,000                1,615,730
   X-Rail Revenue                                                                    0                  986,185
   Maintenance Revenue                                                               0                  323,999
                                                                  ------------------------ ----------------------
                                                                                 4,000               40,049,221
                                                                  ------------------------ ----------------------
Owned Compensation
   Driver Pay Hourly                                                                 0                3,091,600
   Driver Overtime Pay                                                               0                   34,120
   Contractual Pay Mile                                                              0                3,554,726
   Fringe Benefits                                                                   0                3,115,179
                                                                  ------------------------ ----------------------
                                                                                     0                9,795,625
                                                                  ------------------------ ----------------------
Leased Operator Comp
   Leased Operator Comp                                                              0                4,948,634
   Purchased Transportation                                                          0                   68,632
                                                                  ------------------------ ----------------------
                                                                                     0                5,017,266
                                                                  ------------------------ ----------------------
Fuel Expense
   Fuel Terminal                                                                     0                1,150,105
   Fuel Outside                                                                      0                1,820,865
   Fuel Taxes                                                                        0                    3,904
   Oil and Oil Tax                                                                   0                   27,468
                                                                  ------------------------ ----------------------
                                                                                     0                3,002,342
                                                                  ------------------------ ----------------------
Misc Direct Costs
   Utility Pay Hourly                                                                0                  203,219
   Utility Fringe Benefits                                                           0                    7,902
   Tire                                                                              0                2,202,439
   Hose                                                                              0                  151,023
   Meals                                                                             0                  218,725
   Lay Over                                                                          0                  611,616
   Tolls                                                                             0                  165,110
   Fines                                                                             0                   14,452
   Mileage Taxes                                                                     0                  112,494
   Insurance                                                                         0                1,816,905
                                                                  ------------------------ ----------------------
                                                                                     0                5,503,885
                                                                  ------------------------ ----------------------
Cleaning Expenses
   Cleaners Pay                                                                      0                1,040,407
   Overtime Pay                                                                      0                   42,431
   Fringe Benefits                                                                   0                  690,965
   Cleaning Supplies                                                                 0                  476,089
   Waste Treatment                                                                   0                1,039,350
   Outside Contractors                                                             238                  727,755
   Net Cleaning Interbranch                                                          0                   (1,285)
   Environmental                                                             2,020,000                2,157,209
                                                                  ------------------------ ----------------------
                                                                             2,020,238                6,172,921
                                                                  ------------------------ ----------------------
Mechanics Compensation
   Mechanics Pay                                                                     0                  772,715
   Overtime Pay                                                                      0                   53,916
   Fringe Benefits                                                                   0                  440,203
   Net Mechanics Interbranch                                                         0                        0
                                                                  ------------------------ ----------------------
                                                                                     0                1,266,834
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  June 1, 2002 to June 30, 2002

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                        Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                                      Month              Filing to Date
-----------------------------                                                      -----              --------------
Misc Maintenance Expense
   Parts Expense                                                                     0                1,213,644
   Outside Repairs                                                                   0                  752,782
   Tire Repair                                                                       0                   89,458
   Shop Expense                                                                      0                  133,801
                                                                  ------------------------ ----------------------
                                                                                     0                2,189,685
                                                                  ------------------------ ----------------------
Equipment Costs
   Tractor Depreciation                                                              0                   59,706
   Tractor Rent                                                                      0                2,541,450
   Trailer Depreciation                                                              0                1,044,877
   Trailer Rent                                                                      0                  102,087
   License                                                                           0                  952,435
   Permit                                                                            0                   96,312
   Interest                                                                          0                3,011,911
                                                                  ------------------------ ----------------------
                                                                                     0                7,808,778
                                                                  ------------------------ ----------------------
Terminal Expenses
   Terminal Salary & Fringe                                                          0                3,695,416
   Utilities                                                                     1,125                  976,963
   Communication Equipment                                                           0                  102,886
   Communication Usage                                                               0                  715,209
   Facility Maintenance                                                              0                  290,991
   Facility Occupancy                                                           13,667                1,497,188
   Transportation General                                                       (1,398)               2,107,984
                                                                  ------------------------ ----------------------
                                                                                13,394                9,386,637
                                                                  ------------------------ ----------------------
G&A Expenses
   Salaries Expense                                                             35,400                6,044,756
   Fringe Benefits                                                                   0                  (79,434)
   Communications Basic                                                             66                   75,154
   Communication Services                                                            0                    7,732
   Facilities - Rents                                                            2,656                  323,062
   General Office Supplies                                                       1,608                   45,490
   IBM Supplies                                                                      0                    4,147
   Conventions & Seminars                                                            0                   14,322
   Postage                                                                           0                   81,962
   Travel & Other                                                                5,424                  190,882
   Outside Services                                                            145,679                5,023,271
   Computer Software                                                                 0                   36,225
   General & Admin                                                               2,081                  202,014
   Marketing Promotions                                                              0                    7,010
   Legal                                                                         1,960                  327,643
   Insurance                                                                         0                  288,363
   Dues & Contributions                                                              0                      361
   Depreciation                                                                      0                  118,339
   Depreciation - Leasehold                                                          0                   40,740
   Computer Equipment Rent                                                       2,124                  363,245
   Other Expense/Terminal Exp.                                                       0                1,220,091
                                                                  ------------------------ ----------------------
                                                                               196,998               14,335,375
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  June 1, 2002 to June 30, 2002

                                  BALANCE SHEET

          The  Balance  Sheet  is to be  completed  on an  accrual  basis  only.
Pre-petition   liabilities  must  be  classified  separately  from  postpetition obligations.

                                                           BOOK VALUE AT END OF               BOOK VALUE ON
ASSETS                                                   CURRENT REPORTING MONTH              PETITION DATE
------                                                   -----------------------              -------------
CURRENT ASSETS
   Cash                                                           $      43,909                      $    389,571
   Restricted Cash                                                            0
   Accounts Receivable (Net)                                              4,000                        18,045,306
   Inventories                                                                0                         3,639,142
   Prepaid Expenses                                                     390,000                         2,108,548
                                                     --------------------------------- -----------------------------
         TOTAL CURRENT ASSETS                                           437,909                        24,182,567
                                                     --------------------------------- -----------------------------
PROPERTY AND EQUIPMENT
   Revenue Equipment - Cost                                                   0                        98,199,269
   Less:  Accumulated Depreciation (Revenue)                                  0                       (75,767,277)
   Other Property & Equipment - Cost                                  2,020,041                        72,633,319
   Less:  Accumulated Depreciation (Other)                           (1,330,730)                      (41,326,073)
                                                     --------------------------------- -----------------------------
         TOTAL PROPERTY & EQUIPMENT                                     689,311                        53,739,238
                                                     --------------------------------- -----------------------------
OTHER ASSETS
   Goodwill                                                                   0                           744,016
   Other Assets                                                               0                           937,839
                                                     --------------------------------- -----------------------------
         TOTAL OTHER ASSETS                                                   0                         1,681,855
                                                     --------------------------------- -----------------------------

TOTAL ASSETS                                                       $  1,127,220                     $  79,603,660
                                                     --------------------------------- -----------------------------


                                                           BOOK VALUE AT END OF               BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                             CURRENT REPORTING MONTH              PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE
(Postpetition)
   Accounts Payable                                                   1,276,978
   Accrued Wages & Benefits                                             360,640
   Accrued Interest                                                   3,011,910
   Accrued Professional Fees (Note 1)                                   223,225
   Accrued Taxes (refer to FORM MOR-4)                                  214,370
   Accrued Insurance, Environmental & Other                            (936,382)
   Amounts Due to Insiders (Note 1)
                                                     --------------------------------- -----------------------------
         TOTAL POSTPETITION LIABILITIES                               4,150,741                                 0
                                                     --------------------------------- -----------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
   Secured Debt                                                      48,234,256                        48,234,256
   Remittance of Sale Proceeds to Secured Lenders                   (37,504,952)
   Priority Debt                                                      2,272,119                         9,330,355
   Unsecured Debt                                                    32,153,819                        33,125,644
                                                     --------------------------------- -----------------------------
         TOTAL PRE-PETITION LIABILITIES                              45,155,241                        90,690,255
                                                     --------------------------------- -----------------------------

                                                     --------------------------------- -----------------------------
   TOTAL LIABILITIES                                                 49,305,982                        90,690,255
                                                     --------------------------------- -----------------------------
OWNER EQUITY
   Capital Stock                                                      8,814,434                         8,814,434
   Capital Surplus                                                   10,619,341                        10,619,341
   Retained Earnings - Pre-Petition                                 (28,520,370)                      (28,520,370)
   Retained Earnings - Post-Petition                                (39,092,167)
   Post-Petition Contributions (Distributions) (Draws)
(attach schedule)
                                                     -------------------------------- ------------------------------
   NET OWNER EQUITY                                                 (48,178,762)                       (9,086,595)
                                                     -------------------------------- ------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY                                 $1,127,220                       $81,603,660
                                                     -------------------------------- ------------------------------

Note 1: Amounts due to insiders are included in Accounts Payables and Accrued Wages.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  June 1, 2002 to June 30, 2002



                          STATUS OF POSTPETITION TAXES


          The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                         Beginning     Amount                                               Ending
                                            Tax       Withheld      Amount        Date       Check No.        Tax
                                         Liability   or Accrued      Paid         Paid         or EFT      Liability
                                         ---------   ----------      ----         ----         ------      ---------
Federal
Withholding                                     0        4,117        4,117      Various        EFT               0
FICA - Employee                                 0        1,384        1,384      Various        EFT               0
FICA - Employer                                 0        1,384        1,384      Various        EFT               0
Unemployment                                    0            0            0                                       0
Other                                           0            0            0                                       0
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total Federal Taxes                     1,177        6,885        6,885                                       0
                                        ------------ ------------ ------------ ------------ ------------- ------------
State and Local
Withholding                                 2,639        1,134            0                                   3,773
Sales                                      72,596            0            0                                  72,596
Income                                          0            0            0                                       0
Unemployment                                    0            0            0                                       0
Real & Personal Property                  125,195            0            0                                 125,195
Other                                     390,771            0            0                                 390,771
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total State and Local                 611,074        1,134            0                                 592,335
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Taxes                               611,821        8,019        6,885                                 592,335
                                        ------------ ------------ ------------ ------------ ------------- ------------


                      SUMMARY OF UNPAID POSTPETITION DEBITS

Attach aged listing of accounts payable.

                                                                   Number of Days Past Due
                                          Current       0-30         31-60        61-90       Over 90        Total
                                          -------       ----         -----        -----       -------        -----
Accounts Payable                                     1,276,978            0                               1,276,978
Accrued Wages & Benefits                               360,640                                              360,640
Accrued Interest                                     3,011,910                                            3,011,910
Accrued Professional Fees                              223,225                                              223,225
Accrued Taxes (refer to FORM MOR-4)                    214,370                                              214,370
Accrued Insurance, Environmental &                    (936,382)                                            (936,382)
Other
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Post-Petition Debts                            4,150,741            0            0            0     4,150,741
                                        ------------ ------------ ------------ ------------ ------------- ------------


Explain how and when the Debtor intends to pay any past-due post-petition debts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  June 1, 2002 to June 30, 2002


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

 Accounts Receivable Reconciliation                                                 Amount
 ----------------------------------                                                 ------
 Total Accounts Receivable at the beginning of the reporting period                 $    4,000
 + Amounts billed during the period                                                      4,000       (Note 1)
 - Amounts collected during the period                                                  (4,000)
 - Bad Debt and other write-offs                                                             0
 + Change in Reserve                                                                         0
 - Other during the period                                                                   0
 Total Accounts Receivable at the end of the reporting period                       $    4,000

 Accounts Receivable Aging                                                          Amount
 0 - 30 days old                                                                         4,000
 31 - 60 days old                                                                            0
 61 - 90 days old                                                                            0
 91 + days old                                                                               0
                                                                                         4,000
 Foreign exchange, Revenue Recognition, Sales Accrual Adjustments &
 Write-offs                                                                                  0
 Amount considered uncollectible (Bad Debt)                                                  0
 Accounts Receivable (Net)                                                          $    4,000


                              DEBTOR QUESTIONNAIRE

 Must be completed each month                                               Yes               No
 1.   Have any assets been sold or transferred outside the normal course                        X
      of business this reporting period?  If yes, provide an explanation below.
 2    Have any funds been disbursed from any account other than a debtor                        X
      in possession account this reporting period?  If yes, provide an explanation below.
 3.   Have all postpetition tax returns been timely filed?  If no,             X
      provide an explanation below.
 4.   Are workers compensation, general liability and other necessary          X
      insurance coverages in effect?  If no, provide an explanation below.